SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential,  for  Use  of  the  Commission  Only  (as  permitted  by  Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           MONTEREY HOMES CORPORATION
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                (Name of Registrant as Specified In Its Charter)

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                   (Name of Person(s) Filing Proxy Statement)

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    previously.  Identify the previous filing by registration  statement number, or the form or schedule and the date of its filing.

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
                           MONTEREY HOMES CORPORATION
                           6613 NORTH SCOTTSDALE ROAD
                                    SUITE 200
                            SCOTTSDALE, ARIZONA 85250
                        ---------------------------------

                           NOTICE AND PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JULY 29, 1997
                        ---------------------------------

To Our Stockholders:

         The 1997 Annual Meeting of Stockholders (the "Annual Meeting") of Monterey Homes Corporation (the "Company") will be held at 9:00 a.m., Arizona Time, on July 29, 1997, at The Arizona Club, 7150 East Camelback Road, Suite 500, Scottsdale, Arizona 85251, for the following purposes:

         1.       To elect two Class II directors to serve for two-year terms;

         2. To approve the adoption of the Monterey Homes Corporation Stock Option Plan;

         3. To approve an amendment to the Company's Bylaws to increase the number of authorized directors of the Company from five to up to nine; and

         4. To transact such other business as may properly come before the Annual Meeting. Management is presently aware of no other business to come before the meeting.

         Each outstanding share of the Company's Common Stock entitles the holder of record at the close of business on June 20, 1997 (the "Record Date"), to receive notice of and to vote at the Annual Meeting or any adjournment thereof. Shares of Common Stock can be voted at the Annual Meeting only if the holder is present at the meeting in person or by valid proxy. A copy of the Company's 1996 Annual Report to Stockholders, which includes audited financial statements, is enclosed. Management cordially invites you to attend the Annual Meeting.

                             By Order of the Board of Directors


Scottsdale, Arizona          Larry W. Seay
May ___, 1997                Vice President - Finance, Chief Financial Officer,
                             Secretary and Treasurer

                                    IMPORTANT

STOCKHOLDERS ARE REQUESTED TO SIGN, DATE AND MAIL THE ENCLOSED PROXY. A POSTAGE-PAID ENVELOPE IS PROVIDED FOR MAILING IN THE UNITED STATES.

                           MONTEREY HOMES CORPORATION
                           6613 NORTH SCOTTSDALE ROAD
                                    SUITE 200
                            SCOTTSDALE, ARIZONA 85250
                           ---------------------------

                                 PROXY STATEMENT
                           ---------------------------

         This Proxy Statement is furnished to the stockholders of Monterey Homes Corporation (the "Company") in connection with the solicitation of proxies to be used in voting at the Annual Meeting of Stockholders to be held on July 29, 1997. The enclosed proxy is solicited by the Board of Directors of the Company. The proxy materials relating to the Annual Meeting were mailed on or about June 27, 1997 to stockholders of record at the close of business on June 20, 1997 (the "Record Date"). A person giving the enclosed proxy has the power to revoke it at any time before it is exercised by: (i) attending the Annual Meeting and voting in person; (ii) duly executing and delivering a proxy bearing a later date; or (iii) sending written notice of revocation to the Secretary of the Company at 6613 North Scottsdale Road, Suite 200, Scottsdale, Arizona 85250.

         The Company will bear the cost of solicitation of proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of the outstanding Common Stock of the Company. In addition to the use of the mails, proxies may be solicited by personal interview, telephone or telegraph.

                          VOTING SECURITIES OUTSTANDING

         As of the Record Date, there were [4,580,611] shares of the Company's Common Stock outstanding. Stockholders are entitled to one vote for each share held of record on each matter of business to be considered at the Annual Meeting. Only holders of record of Common Stock at the close of business on the Record Date will be entitled to vote at the Annual Meeting, either in person or by valid proxy. Ballots cast at the Annual Meeting will be counted by the Inspector of Elections and determination of whether a quorum exists and whether the proposals are approved will be announced at the Annual Meeting. The Inspector of Elections will treat abstentions and broker non-votes received as shares that are present and entitled to vote for purposes of determining a quorum, but as unvoted for purposes of determining the approval of any matter. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

         The information included herein should be reviewed in conjunction with the audited financial statements, notes to consolidated financial statements, independent auditors' reports and other information included in the Company's 1996 Annual Report to Stockholders that was mailed with this Proxy Statement to all stockholders of record as of the Record Date.

                                     MERGER

         On December 23, 1996 the stockholders of the Company (formerly Homeplex Mortgage Investments Corporation), approved the merger (the "Merger") of Monterey Homes Construction II, Inc., an Arizona corporation ("MHC II"), and Monterey Homes Arizona II, Inc., an Arizona corporation ("MHA II"), with and into the Company. MHC II and MHA II were privately owned homebuilders with operations in Phoenix, Scottsdale and Tucson, Arizona. MHC II and MHA II and their respective predecessors in interest are referred to herein collectively as the "Monterey Entities." The Merger was effective on December 31, 1996, and was completed pursuant to the terms of an Agreement and Plan of Reorganization, dated September 13, 1996, by and among the Company, MHC II, MHA II and William
W. Cleverly and Steven J. Hilton, the stockholders of MHC II and MHA II (the "Merger Agreement").

         Concurrently with the Merger, William W. Cleverly was elected to serve as Chairman of the Board of Directors and Co-Chief Executive Officer of the Company and Steven J. Hilton was elected to serve as a Director, President and Co-Chief Executive Officer of the Company. In addition, all of the Company's directors, except Alan D. Hamberlin, and executive officers resigned their positions with the Company. The Company's Board of Directors now consists of William W. Cleverly, Steven J. Hilton, Alan D. Hamberlin, the former Chairman of the Board of Directors of the Company, and two new outside directors, Robert G. Sarver and C. Timothy White.

         Upon consummation of the Merger, the Company's name was changed to Monterey Homes Corporation and the Company's New York Stock Exchange ticker symbol was changed to "MTH." In addition, a one-for-three reverse stock split of the Company's issued and outstanding Common Stock, $.01 par value per share, was effected. Except as otherwise indicated, the share information contained herein reflects the one-for-three reverse stock split.

                              ELECTION OF DIRECTORS
                                (Proposal No. 1)

         The Articles of Incorporation of the Company divide the Board of Directors into two classes serving staggered two-year terms. Class I consists of three directors whose terms expire at the 1998 Annual Meeting of Stockholders. Class II consists of two directors whose terms expire at the 1997 Annual Meeting of Stockholders. The Board of Directors has nominated Robert G. Sarver and C. Timothy White, the incumbent Class II Directors, for re-election. Unless otherwise noted thereon, the shares represented by the enclosed proxy will be voted for the election of Messrs. Sarver and White. If either of them become unavailable for any reason or if a vacancy should occur before election (which events are not anticipated), the shares represented by the enclosed proxy may be voted for such other person or persons as may be determined by the holders of such proxy. Each director elected will serve for two years and until his successor is duly elected and qualified.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF MESSRS. SARVER AND WHITE AS CLASS II DIRECTORS OF THE COMPANY.


         INFORMATION CONCERNING DIRECTORS, NOMINEES AND OFFICERS

         Information  concerning  the  Company's  current  directors,   director
nominees and executive officers is set forth below.



Name                         Age       Position with the Company
----                         ---       -------------------------
William W. Cleverly          41        Chairman of the Board, Class I Director
                                       and Co-Chief Executive Officer
Steven J. Hilton             35        President, Co-Chief Executive Officer and
                                       Class I Director
Larry W. Seay                41        Vice President-Finance, Chief Financial
                                       Officer, Secretary and Treasurer
Anthony C. Dinnell           45        Vice President-Marketing and Sales
Irene Carroll                41        Vice President-Land Acquisition and
                                       Development
Christopher T. Graham        33        Vice President-Construction Operations
Jeffrey R. Grobstein         37        Vice President-Tucson Division
Alan D. Hamberlin(2)         48        Class I Director
Robert G. Sarver(1)          35        Class II Director
C. Timothy White(1)(2)       36        Class II Director

------------------------------------
(1)      Member of the Audit Committee.
(2)      Member of the Compensation Committee.

         William W. Cleverly has served as Chairman of the Board and Co-Chief Executive Officer of the Company since the Merger on December 31, 1996. Mr. Cleverly co-founded the Monterey Entities in 1986 and served as President and director of the Monterey Entities until the Merger on December 31, 1996. From 1983 to 1986, Mr. Cleverly was the President and founder of a real estate development company which developed and marketed multi-family projects. Mr. Cleverly received his undergraduate degree from the University of Arizona, and is a member of the Central Arizona Homebuilders' Association of Arizona and the National Homebuilders' Association.

         Steven J. Hilton has served as President, Co-Chief Executive Officer and Director of the Company since the Merger on December 31, 1996. Mr. Hilton co-founded the Monterey Entities in 1986 and served as Treasurer, Secretary and director of the Monterey Entities until the Merger on December 31, 1996. From 1985 to 1986, Mr. Hilton served as a project manager for Premier Community Homes, a residential homebuilder. From 1984 to 1985, Mr. Hilton served as a project manager for Mr. Cleverly's real estate development company. Mr. Hilton received his undergraduate degree from the University of Arizona, and is a member of the Central Arizona Homebuilders' Association, the National Homebuilders' Association, the National Board of Realtors and the Scottsdale Board of Realtors.

         Larry W. Seay has served as the Vice President-Finance and Chief Financial Officer of the Company since the Merger on December 31, 1996 and as Secretary and Treasurer of the Company since January 1997. Mr. Seay was appointed Vice President-Finance and Chief Financial Officer of the Monterey Entities in April 1996 and served in that capacity until the Merger on December 31, 1996. From 1990 to 1996, Mr. Seay served as the Vice President- Treasurer of UDC Homes, Inc., a homebuilding company based in Phoenix, Arizona. In May 1995, while Mr. Seay served as Vice President-Treasurer, UDC Homes, Inc. filed for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code. UDC Homes, Inc. emerged from reorganization proceedings in November 1995. From 1986 to 1990, Mr. Seay served as Treasurer and Chief Financial Officer of Emerald Homes, Inc., also a Phoenix, Arizona-based homebuilding company. Prior to 1986, Mr. Seay worked as a staff accountant and audit manager at Deloitte & Touche LLP. Mr. Seay graduated with undergraduate degrees in finance and accounting and with a Masters in Business Administration from Arizona State University. Mr. Seay is a certified public accountant and a member of the American Institute of Certified Public Accountants.

         Anthony C. Dinnell has served as the Vice President-Marketing and Sales of the Company since the Merger on December 31, 1996. Mr. Dinnell served as Vice President-Marketing and Sales of the Monterey Entities from 1992 until the Merger. From 1991 to 1992, Mr. Dinnell was Regional Sales Manager for M/I Schottenstein Homes and from 1988 to 1991 he was Division Manager for NV Homes, both of which are Maryland-based, national homebuilding companies. Prior to 1988, Mr. Dinnell served as Vice President of Sales and Marketing with Coscan Homes, a residential homebuilder in Phoenix, Arizona, and as Director of Marketing for Dell Trailer Homes, a builder of manufactured housing, also in Phoenix, Arizona. He is on the Sales and

Marketing Council for the Central Arizona Homebuilders' Association and a member of the National Homebuilders' Association.

         Irene Carroll has served as the Vice President-Land Acquisition and Development of the Company since the Merger on December 31, 1996. Ms. Carroll served as Vice President-Land Acquisition and Development of the Monterey Entities from 1994 until the Merger on December 31, 1996. From 1992 to 1994, Ms. Carroll served as a Division Manager for Richmond American Homes, a residential homebuilder in Phoenix, Arizona. From 1983 to 1992, Ms. Carroll held a number of other positions with Richmond American Homes and its predecessor, Wood Brothers Homes, including Vice President of Operations (1992-1994), Vice President of Finance (1987-1992), Division Controller (1984-1987), and Corporate Cash Manager (1983- 1984). Ms. Carroll graduated from the University of Texas, is a certified public accountant, and is a member of the Central Arizona Homebuilders' Association and the National Homebuilders' Association.

         Christopher T. Graham has served as the Vice President-Construction Operations of the Company since the Merger on December 31, 1996. Mr. Graham was appointed Vice President- Construction Operations of the Monterey Entities in 1996 and served in that capacity until the Merger on December 31, 1996. From 1993 to 1996, Mr. Graham served as a Project Manager in Phoenix, Arizona, and as Director of Construction in Salt Lake City, Utah, for Pulte Home Corporation, a residential homebuilder. Prior to 1993, Mr. Graham worked in various positions of increasing responsibility with Continental Homes, a residential homebuilder, most recently as Purchasing Manager. Mr. Graham is a member of the Greater Salt Lake Homebuilders' Association.

         Jeffrey R. Grobstein has served as the Vice President-Tucson Division of the Company since the Merger on December 31, 1996. Mr. Grobstein joined the Monterey Entities in 1988 as Community Manager in Monterey's Sales and Marketing Department. From 1995 to 1996, Mr. Grobstein served as Vice President-Marketing and Sales for Monterey's Tucson Division, and in 1996 was promoted to Vice President-Tucson Division and served in that capacity until the Merger on December 31, 1996. From 1984 to 1988, Mr. Grobstein was employed in the sales and marketing department of the Dix Corporation, a residential homebuilder. Mr. Grobstein is a member of the Southern Arizona Homebuilders' Association, the Tucson Association of Realtors and the National Homebuilders' Association.

         Alan D. Hamberlin has served as a director of the Company since the Company's organization in July 1988. Mr. Hamberlin served as Chief Executive Officer of the Company from July 1988 until the Merger on December 31, 1996, and as Chairman of the Board of Directors from January 1990 until the Merger. He also served as the President of the Company from its organization until September 1995. Mr. Hamberlin served as the President and Chief Executive Officer of the managing general partner of the Company's former Manager and has been President of Courtland Homes, Inc., a Phoenix, Arizona single-family residential homebuilder, since July 1983. Mr. Hamberlin has served as a director of American Southwest Financial Corporation and

American Southwest Finance Co., Inc. since their organization in September 1982, as a Director of American Southwest Affiliated Companies since its organization in March 1985 and of American Southwest Holdings, Inc. since August 1994.

         Robert G. Sarver has served as a director of the Company since the Merger on December 31, 1996. Mr. Sarver has served as the Chairman and Chief Executive Officer of GB BankCorporation, a bank holding company for Grossmont Bank, San Diego's largest community bank, since 1995. Mr. Sarver currently serves as a director of Zion's BankCorporation, a publicly held bank holding company. In 1990, Mr. Sarver was a co-founder and currently serves as the Executive Director of Southwest Value Partners and Affiliates, a real estate investment company. In 1984, Mr. Sarver founded National Bank of Arizona, Inc. and served as President until it was acquired by Zion's BankCorporation in 1993. Mr. Sarver received his undergraduate degree from the University of Arizona and is a certified public accountant.

         C. Timothy White has served as a director of the Company since the Merger on December 31, 1996. Mr. White served as a director of the Monterey Entities from February 1995 until the Merger on December 31, 1996. Since 1989, Mr. White has been an attorney with the law firm of Tiffany & Bosco, P.A. in Phoenix, Arizona. During 1996 and 1995, the Monterey Entities paid Tiffany & Bosco, P.A. approximately $100,000 and $206,000, respectively, for legal services rendered. Mr. White received his undergraduate degree from the University of Arizona and his law degree from Arizona State University.

         MEETINGS OF THE BOARD OF DIRECTORS AND ITS COMMITTEES

         Board of Directors. During the year ended December 31, 1996, the Company's Board of Directors met on five occasions. Each of the directors attended all of the meetings of the Board of Directors and of the committees of the Board on which he served.

         Compensation Committee. In 1996, the Compensation Committee of the Board of Directors consisted of the entire Board of Directors. Since the Merger on December 31, 1996 the Compensation Committee has consisted of Messrs. Hamberlin and White. The Compensation Committee reviews all aspects of compensation of executive officers of the Company and makes recommendations on such matters to the full Board of Directors. The Report of the Compensation Committee for 1996 is set forth below.

         Audit Committee. The Audit Committee, which met once during 1996, makes recommendations to the Board concerning the selection of outside auditors, reviews the financial statements of the Company and considers such other matters in relation to the external audit of the financial affairs of the Company as may be necessary or appropriate in order to facilitate accurate and timely financial reporting.

         Other Committees. The Company does not maintain a standing nominating committee or other committee performing similar functions.

         Compensation Committee Interlocks and Insider Participation. Prior to the Merger, the Compensation Committee of the Board of Directors consisted of the entire Board of Directors. After the Merger, Mr. Hamberlin and Mr. White, neither of whom are employees of the Company, were appointed to the Compensation Committee.

                              DIRECTOR COMPENSATION

         Prior to the Merger, directors who were not employees of the Company received an annual retainer of $20,000, plus $1,000 per meeting of the Board of Directors attended by the director. Currently, non-employee directors of the Company receive an annual retainer of $10,000 and are not additionally compensated for attendance at Board or Committee meetings. Subject to the approval of the Monterey Homes Corporation Stock Option Plan (Proposal No. 2), it is currently anticipated that each of the non-employee directors also will be granted an option to purchase 5,000 shares of the Company's Common Stock as additional consideration for their service as directors. These options shall vest in equal 2,500 share increments on each of the first two anniversary dates of the date of grant and shall have an exercise price equal to the closing price of the Company's Common Stock on the date of grant.

         In connection with the Merger, the Company's stockholders approved an extension of certain of the Company's stock options. The Company's former directors are parties to stock option agreements (collectively, the "Existing Stock Option Agreements") pursuant to which such former directors were issued stock options to purchase shares of the Company Common Stock under the stock plan of the Company existing prior to the Merger (the "Existing Stock Option Plan"). The Existing Stock Option Plan and Existing Stock Option Agreements provide for an exercise period after an optionee ceases to be an employee or director of the Company of three months after cessation of employment or service as a director. To facilitate the Merger, and in consideration thereof and in light of their past service to the Company, the stockholders approved an extension of the post-termination exercise period from three months to two years.

                             EXECUTIVE COMPENSATION

         The table below sets forth information concerning the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended December 31, 1996, 1995 and 1994, of those persons who were, at December 31, 1996 (i) the Chief Executive Officers of the Monterey Entities and the Company and (ii) the other most highly compensated executive officer of the Company (collectively, the "Named Officers"). Information with respect to the Company's current Co-Chief Executive Officers and other executive officers is not provided as such persons did not serve the Company in those capacities during 1996.

                           SUMMARY COMPENSATION TABLE

                                                                   Long-Term
                                                                  Compensation
                                                                  ------------
                                            Annual Compensation       Awards
                                            -------------------       ------
                                                                                  All Other
    Name and Principal Position      Year    Salary      Bonus    Options(#)     Compensation
    ---------------------------      ----    ------      -----    ----------     ------------
Alan D. Hamberlin(1) Chairman of     1996         $1        ---          861         ---
the Board and Chief Executive        1995   $240,000        ---      273,338         ---
Officer                              1994   $250,000     $2,100        1,547         ---

Jay R. Hoffman(2)                    1996   $200,016   $100,000          178     $200,000(3)
President, Secretary, Treasurer      1995   $183,000    $25,000          413         ---
and Chief Financial Officer          1994   $175,000    $15,000          405         ---

------------------------

(1) Mr. Hamberlin resigned all positions with the Company, other than director, in conjunction with the Merger on December 31, 1996.
(2) Mr. Hoffman resigned his positions with the Company in conjunction with the Merger on December 31, 1996.
(3) Represents change of control payment made to Mr. Hoffman upon consummation of the Merger.

                        OPTION GRANTS IN LAST FISCAL YEAR

         The table below sets forth information with respect to the granting of stock options during the fiscal year ended December 31, 1996, to the Named Officers and to Messrs. Cleverly and Hilton, who became the Company's Co-Chief Executive Officers on December 31, 1996.

                                                                                              Potential Realizable Value at
                                                                                              Assumed Annual Rates of Stock
                                                                                              Price Appreciation for Option
                                        Individual Grants                                                 Term(1)
                                        -----------------                                                 -------
                                          Percentage of
                                          Total Options       Exercise
                                           Granted to         or Base
                             Options      Employees In         Price      Expiration
      Name                  Granted #    Last Fiscal Year     ($/Share)       Date           0%           5%           10%
      ----                  ---------    ----------------     ---------       ----           --           --           ---
Alan D. Hamberlin              861(2)          *                ---        12/31/98          $3,900       $4,300        $4,700
Jay R. Hoffman                 178(2)          *                ---        12/31/98            $800         $900        $1,000
William W. Cleverly        166,667(3)        49.8%             $5.25       12/31/02                     $297,600      $675,100
Steven J. Hilton           166,667(3)        49.8%             $5.25       12/31/02                     $297,600      $675,100

-----------------

*        Represents less than 1% of total options granted to employees in 1996.
(1) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option terms. The potential realizable value is calculated by assuming that the market price of the underlying security appreciates in value from the date of grant to the end of the option term at certain specified rates, and that the option is exercised at the exercise price and sold on the last day of its term at the appreciated price. These gains are based on assumed rates of stock appreciation of 0%, 5% and 10% compounded annually from the date the respective options were granted to their expiration date, and are not presented to forecast future appreciation, if any, in the price of the Common Stock.
(2) Represents dividend equivalent rights earned in 1996, all of which are currently exercisable.
(3) Represents options granted in connection with the Merger. These options vest in equal one-third increments on December 31, 1997, 1998 and 1999. Excludes 266,667 shares of contingent stock in which Messrs. Cleverly and Hilton each have a one-half interest and which will be issued only if certain stock price goals are achieved.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                      OPTION VALUE AS OF DECEMBER 31, 1996

         The table below sets forth information with respect to the exercise of stock options during the fiscal year ended December 31, 1996 to the Named Officers and to Messrs. Cleverly and Hilton, who became the Company's Co-Chief Executive Officers on December 31, 1996. The Company does not have a long-term incentive plan or a defined benefit or actuarial plan and has never issued any stock appreciation rights.

                                                             Number of Unexercised          Value of Unexercised In-the-
                                                               Options at Fiscal            Money Options at Fiscal Year
                                                                  Year End (#)                      End ($)(1)
                                                                  ------------                      ----------
                           Shares
                         Acquired on         Value
        Name            Exercise (#)      Realized ($)     Exercisable    Unexercisable     Exercisable      Unexercisable
        ----            ------------      ------------     -----------    -------------     -----------      -------------
Alan D.                      ---              ---            261,435         91,667          $724,600           $275,000
Hamberlin

Jay R. Hoffman               ---              ---             21,268          ---             $25,700              ---
William W.                   ---              ---              ---          166,667             ---             $375,000
Cleverly

Steven J. Hilton             ---              ---              ---          166,667             ---             $375,000

------------------------

(1) Calculated based on the closing price of the Company's Common Stock on December 31, 1996 of $7.50 per share less the exercise price per share, multiplied by the number of applicable shares in the money (including dividend equivalent rights).


                              EMPLOYMENT AGREEMENTS

         In connection with the Merger, the Company and each of William W. Cleverly and Steven J. Hilton executed employment agreements (the "Employment Agreements"). The Employment Agreements each have a term ending on December 31, 2001, and provide for an initial base salary of $200,000 per year (increasing by 5% of the prior year's base salary per year) and an annual bonus for the first two years of the lesser of 4% of the pre-tax consolidated net income of the Company or $200,000. Thereafter, the bonus percentage payout of consolidated net income will be determined by the Compensation Committee of the Board of Directors, provided that in no event will the bonus payable in any year exceed $200,000 per employee. Mr. Cleverly serves as the Company's Co-Chief Executive Officer and Chairman of the Board of Directors, and Mr. Hilton serves as the Company's Co-Chief Executive Officer, Director and President. If either Mr. Cleverly or Mr. Hilton voluntarily terminates his employment or is discharged for "Cause," the Company will have no obligation to pay him his current annual salary or bonus. If either Mr. Cleverly or Mr. Hilton is terminated during the term of the Employment Agreement without "Cause" or as a result of his death or permanent disability, the Company will be obligated to pay him (a) his current annual salary through the term of the Employment Agreement if terminated without "Cause," or for six months after termination in the event of death or disability, plus (b) a pro rated bonus. "Cause" is defined to mean only an act or acts of dishonesty constituting a felony and resulting or intended to result directly or indirectly in substantial personal gain or enrichment at the expense of the Company.

         The Employment Agreements with Messrs. Cleverly and Hilton contain non-compete provisions that until December 31, 2001, restrict them from, except in connection with their performance of their duties under the Employment Agreements, (i) engaging in the homebuilding business, (ii) recruiting, hiring or discussing employment with any person who is, or within the past six months was, an employee of the Company, (iii) soliciting any customer or supplier of the Company for a competing business or otherwise attempting to induce any customer or supplier to discontinue its relationship with the Company, or (iv) except solely as a limited partner with no management or operating responsibilities, engaging in the land banking or lot development business; provided, however, the foregoing provisions shall not restrict (A) the ownership of less than 5% of a publicly-traded company, or (B) in the event the employment of either Mr. Cleverly or Mr. Hilton is terminated under the Employment Agreement, engaging in the custom homebuilding business, engaging in the production homebuilding business outside a 100 mile radius of any project of the Company or outside Northern California or engaging in the land banking or lot development business. The non-compete provisions will survive the termination of the Employment Agreement unless either Mr. Cleverly or Mr. Hilton is terminated by the Company without Cause.

                         CHANGE OF CONTROL ARRANGEMENTS

         In the event there is a change of control of the Company that is not unanimously approved by the Company's Board of Directors, all unvested options granted to Alan D. Hamberlin will vest in full and be immediately exercisable by Mr. Hamberlin. The Company currently does not have any other change of control agreements or arrangements.

              BOARD OF DIRECTORS' REPORT ON EXECUTIVE COMPENSATION

         Prior to the Merger, the Board of Directors was responsible for reviewing and determining the Company's compensation policies and the compensation paid to executive officers. There was no compensation committee that reviewed and made recommendations to the Board of Directors on cash compensation, stock option awards and other compensation for the Company's executive officers.

         During 1996, the Company's executive officers, Alan D. Hamberlin and Jay R. Hoffman, were compensated pursuant to the terms of their employment agreements with the Company. The Board paid a bonus to Mr. Hoffman in light of his significant contributions to the Company during 1996, especially his efforts in connection with the Merger. Mr. Hoffman also received a $200,000 change of control payment upon consummation of the Merger pursuant to the terms of his employment agreement. The Board did not award a bonus to Mr. Hamberlin and Mr. Hamberlin agreed to waive his $500,000 change of control payment that may have been triggered by the Merger. No stock options were granted to Messrs. Hamberlin and Hoffman during 1996 except for those granted in connection with their dividend equivalent rights.

         In connection with the Merger, the Company's stockholders approved an extension of certain of the Company's stock options. The Company's former executive officers are parties to the Existing Stock Option Agreements pursuant to which they were issued stock options to purchase shares of the Company Common Stock under the Existing Stock Option Plan. The Existing Stock Option Plan and Existing Stock Option Agreements provide for an exercise period after an optionee ceases to be an employee or director of the Company of three months after cessation of employment or service as a director. To facilitate the Merger, and in consideration thereof and in light of their past service to the Company, the stockholders approved an extension of the post-termination exercise period from three months to two years.

                                                FORMER BOARD OF DIRECTORS
                                                     Alan D. Hamberlin
                                                     Jay R. Hoffman
                                                     Larry E. Cox
                                                     Mark A. McKinley
                                                     Gregory K. Norris

                          STOCK PRICE PERFORMANCE GRAPH

         The following chart compares the cumulative total stockholder return on the Company Common Stock during the five years ended December 31, 1996, with a cumulative total return on the Standard & Poor's 500 Stock Index and an industry index (the "Index") prepared by the National Association of Real Estate
Investment  Trusts  ("NAREIT").  The Index  consists  of  Mortgage  Real  Estate
Investment Trusts as compiled by NAREIT. The comparison assumes $100 was invested on December 31, 1991 in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends.

         As a result of the Merger and the concurrent termination of the Company's REIT status, the Company will select new comparisons for the stock price performance graph in next year's Proxy Statement.


                                   As of December 31,
                          --------------------------------------

                          1991   1992   1993   1994   1995  1996
                          ----   ----   ----   ----   ----  ----
The Company               100     38     20     16     25    43
NAREIT Index              100    102    117     88    144   218
S & P 500                 100    108    118    120    165   203

                  SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS
                                 AND MANAGEMENT

         The following table sets forth, as of April 30, 1997, the number and percentage of outstanding shares of the Company's Common Stock beneficially owned by each person known by the Company to beneficially own more than 5% of such stock, by each director and executive officer of the Company and by all directors and executive officers of the Company as a group.


Name and Address of                         Shares Beneficially          Percent
  Beneficial Owner(1)                             Owned(2)              Owned(3)
  -------------------                             --------              --------
William W. Cleverly                               647,696                 14.31%
Steven J. Hilton                                  644,363                 14.23%
Alan D. Hamberlin                                 286,701(4)               5.97%
Robert G. Sarver                                   61,666                  1.36%
C. Timothy White                                     --                       --
Larry W. Seay                                        --                       --
Irene Carroll                                       6,666                      *
Anthony Dinnell                                       500                      *
Christopher T. Graham                                 500                      *
Jeffrey R. Grobstein                                1,020                      *
All Directors and Executive Officers            1,649,113                36.06%
         as a group (10 persons)

--------------------
*     Represents less than 1% of the Company's outstanding Common Stock.
(1) The address for each director and officer is c/o Monterey Homes Corporation, 6613 North Scottsdale Road, Suite 200, Scottsdale, Arizona 85250.
(2) Includes, where applicable, shares of Common Stock owned of record by such person's minor children and spouse and by other related individuals and entities over whose shares of Common Stock such person has custody, voting control or the power of disposition.
(3) The percentages shown include the shares of Common Stock actually owned as of April 30, 1997 and the shares of Common Stock which the person or group had the right to acquire within 60 days of such date. In calculating the percentage of ownership, all shares of Common Stock which the identified person or group had the right to acquire within 60 days of April 30, 1997 upon the exercise of options are deemed to be outstanding for the purpose of computing the percentage of the shares of Common Stock owned by such person or group, but are not deemed to be outstanding for the purpose of computing the percentage of the shares of Common Stock owned by any other person.
(4) Includes 12,633 shares of Common Stock indirectly beneficially owned by Mr. Hamberlin through a partnership and 274,068 shares of Common Stock which Mr. Hamberlin had the right to acquire within 60 days of April 30, 1997 upon the exercise of stock options (including dividend equivalent rights).

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, directors and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of such forms furnished to the Company, or written representations that all required forms were filed, the Company believes that during the Company's preceding fiscal year all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

                     CERTAIN TRANSACTIONS AND RELATIONSHIPS

         Alan D. Hamberlin, the former Chairman of the Board of Directors, and Chief Executive Officer of the Company, is also a director of American Southwest Financial Corporation, American Southwest Finance Co., Inc., American Southwest Affiliated Companies and American Southwest Holdings, Inc. and a member of the management committee of American Southwest Financial Group, L.L.C. ("ASFG").

         Mr. Hamberlin directly and indirectly owns a total of 25% of the voting stock of American Southwest Holdings, Inc., American Southwest Holdings, Inc. directly or indirectly owns 100% of the voting stock of, among other entities, American Southwest Financial Services, Inc. ("ASFS"), American Southwest Financial Corporation and Westam Mortgage Financial Corporation. Mr. Hamberlin also directly and indirectly owns up to 25% of the capital interest held by the common members of ASFG and indirectly owns up to 25% of the capital interest of the preferred members of ASFG.

         The Company is a party to a Subcontractor Agreement pursuant to which ASFG, as assignee of ASFS, performs certain services for the Company in exchange for administration fees. ASFS received administration fees of approximately $133,000 during 1996, $144,000 during 1995 and $165,000 during 1994. The
Subcontractor Agreement renews on an annual basis and the Company has the right to terminate the Subcontractor Agreement upon the happening of certain events.

                                 ADOPTION OF THE
                  MONTEREY HOMES CORPORATION STOCK OPTION PLAN
                                (Proposal No. 2)

General

         The Board of Directors of the Company has approved and recommends that the stockholders approve adoption of the Monterey Homes Corporation Stock Option Plan for executives, directors and consultants of the Company. The Plan authorizes grants of incentive stock options ("ISOs") and non-qualified stock options ("NQSOs") to individuals and entities as the Company's Compensation Committee (the "Committee") in its discretion should be awarded such incentives in light of the best interests of the Company. The total number of shares of Common Stock available for awards under the Plan is 225,000. The maximum number of shares of Common Stock that can be issued to any one person under the Plan is 50,000 shares. The closing price for the Common Stock on May 27, 1997, as reported on the New York Stock Exchange, was $5.00 per share.

         The Board of Directors believes that the Plan will promote the success and enhance the value of the Company by (i) tying the personal interests of participants to those of the Company's stockholders, and (ii) providing participants with an incentive for outstanding performance. The following summary of the Plan is qualified in its entirety by reference to the Plan, a copy of which is attached as Exhibit A.

         The Plan will be administered by the Compensation Committee (the "Committee") of the Board of Directors and will consist entirely of directors qualifying as non-employee directors. The Committee has the exclusive authority to administer the Plan, including the power to determine eligibility, the types of awards to be granted, the timing of awards and the exercise price of awards.

Description of the Available Awards

         Incentive Stock Options. An ISO is a stock option that satisfies the requirements specified in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Under the Code, ISOs may only be granted to employees. In order for an option to qualify as an ISO, the price payable to exercise the option must equal or exceed the fair market value of the stock at the date of the grant, the option must lapse no later than 10 years from the date of the grant, and the stock subject to ISOs that are first exercisable by an employee in any calendar year must not have a value of more than $100,000 as of the date of grant. Certain other requirements must also be met. The Committee determines the amount of consideration to be paid to the Company upon exercise of any options. The form of payment may include cash, Common Stock or other property.

         An optionee is not treated as receiving taxable income upon either the grant of an ISO or upon the exercise of an ISO. However, the difference between the exercise price and the fair market value of the stock at the time of exercise is an item of tax preference at the time of exercise in determining liability for the alternative minimum tax, assuming that the Common Stock is either transferrable or is not subject to a substantial risk of forfeiture under
Section 83 of the Code. If at the time of exercise, the Common Stock is both nontransferable and is subject to a substantial risk of forfeiture, the difference between the exercise price and the fair market value of the Common Stock (determined at the time the Common Stock becomes either transferrable or not subject to a substantial risk of forfeiture) will be a tax preference item in the year in which the Common Stock becomes either transferrable or not subject to a substantial risk of forfeiture.

         If Common Stock acquired by the exercise of an ISO is not sold or otherwise disposed of within two years from the date of its grant and is held for at least one year after the date such Common Stock is transferred to the optionee upon exercise, any gain or loss resulting from its disposition is treated as long-term capital gain or loss. If such Common Stock is disposed of before the expiration of the above-mentioned holding periods, a "disqualifying disposition" occurs. If a disqualifying disposition occurs, the optionee realizes ordinary income in the year of the disposition in an amount equal to the difference between the fair market value of the Common Stock on the date of exercise and the exercise price, or the selling price of the Common Stock and the exercise price, whichever is less. The balance of the optionee's gain on a disqualifying disposition, if any, is taxed as capital gain.

         The Company is not entitled to any tax deduction as a result of the grant or exercise of an ISO, or on a later disposition of the Common Stock received, except is the event of a disqualifying disposition, the Company is entitled to a deduction equal to the amount of ordinary income realized by the optionee.

         Non-Qualified Stock Options. An NQSO is any stock option other than an Incentive Stock Option. Such options are referred to as "non-qualified" because they do not meet the requirements of, and are not eligible for, the favorable tax treatment provided by Section 422 of the Code.

         No taxable income is realized by an optionee upon the grant of an NQSO, nor is the Company entitled to a tax deduction by reason of such grant. Upon the exercise of an NQSO, the optionee realizes ordinary income in an amount equal to the excess of the fair market value of the Common Stock on the date of exercise over the exercise price and the Company is entitled to a corresponding tax deduction.

         Upon a subsequent sale or other disposition of Common Stock acquired through exercise of an NQSO, the optionee realizes a short-term or long-term capital gain or loss to the extent of any intervening appreciation or depreciation. Such a resale by the optionee has no tax consequences to the Company.

Change of Control

         Upon the occurrence of a Corporate Transaction (as defined in the Plan), if the surviving corporation or the purchaser does not assume the obligations of the Company under the Plan, all outstanding options shall become immediately exercisable in full and each option holder shall be afforded the opportunity to exercise their options prior to the consummation of the Corporate Transaction so that the option holder can participate in the Corporate Transaction. The Plan defines a "Corporate Transaction" to include (i) a merger or consolidation in which the Company is not the surviving entity; (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company in a liquidation or dissolution of the Company; or (iii) any reverse merger in which the Company is the surviving entity but in which the beneficial ownership of securities possessing more than 50% of the total combined voting power of the Company's outstanding securities are transferred to holders different from those who held such securities immediately prior to such merger.

         To the extent that the Plan is unaffected and assumed by the successor corporation or its parent company, a Corporate Transaction will have no effect on the outstanding options and the options shall continue in effect according to their terms. Options which continue in effect shall be appropriately adjusted to account for the number and class of securities which would have been issued to the option holder in connection with the consummation of the Corporate Transaction had the option holder exercised the option immediately prior to the Corporate Transaction. Appropriate adjustments also shall be made to the exercise price of such options, provided that the aggregate exercise price shall remain the same.

Plan Benefits

         The following table sets forth initial grants of options that the Company expects to make upon approval of the Plan by the stockholders to (i) each current executive officer of the Company; (ii) all current executive officers as a group; (iii) all current directors who are not executive officers as a group; and (iv) all employees, including all current officers who are not executive officers, as a group. Grants under the Plan will be made at the discretion of the Committee and, accordingly, future grants are not yet determinable.

                                  PLAN BENEFITS
                                STOCK OPTION PLAN

                                                       Number of Shares
Name and Location                                   To Be Granted Initially
-----------------                                   -----------------------
William W. Cleverly
Chairman and Co-Chief Executive Officer                       ---

Steven J. Hilton                                              ---
President and Co-Chief Executive Officer

Larry W. Seay                                                10,000
Vice President - Finance, Chief Financial
Officer, Secretary and Treasurer

Anthony C. Dinnell                                           10,000
Vice President - Marketing and Sales

Irene Carroll                                                 7,500
Vice President - Land Acquisition and
Development

Christopher T. Graham                                         7,500
Vice President - Construction Operations

Jeffrey R. Grobstein                                         10,000
Vice President - Tucson Division
Executive Officer Group                                      45,000

Director Group                                               20,000

Employee Group                                               13,500

Required Vote

         Approval of the Monterey Homes Corporation Stock Option Plan requires the affirmative vote of a majority of shares of Common Stock present at the Annual Meeting in person or by proxy.


         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE MONTEREY HOMES CORPORATION STOCK OPTION PLAN.

                        AMENDMENT TO THE COMPANY'S BYLAWS
                                (Proposal No. 3)

General

         The Board of Directors has approved, and recommends that the stockholders approve an amendment (the "Amendment") to Article II, Section 2 of the Bylaws of the Company that would allow for an increase in the size of the Board of Directors. Under the Amendment, the number of directors could initially be increased or decreased from time to time upon a majority vote of the entire Board of Directors. As presently in effect, the Company's Bylaws specify that the Company's Board of Directors shall consist of five members and that such number of directors can not be changed except with the approval of the stockholders.

         The Amendment to allow for expanding the size of the Board of Directors was unanimously approved on March 13, 1997, by the Company's Board of Directors which deemed it to be advisable and in the best interest of the Company and all its stockholders. In the opinion of management, the Amendment will benefit the stockholders because, if approved, the Company will have the flexibility to expand its current Board membership as needed and, if desired, retain the services of additional, well-qualified persons to serve on the Company's Board of Directors. If the Amendment is approved, Article II, Section 2 of the Bylaws of the Company shall be deleted in its entirety and replaced with the following:

         "The number of directors of the Corporation may be increased or decreased from time to time by vote of a majority of the entire Board of Directors to a number not less than five and not greater than nine. The directors shall be divided into two classes designated Class I and Class II. Each Class shall consist of one-half of the directors or as close thereto as possible. Each director whose term shall have expired at an annual meeting of stockholders shall be elected for a term running until the second annual meeting of stockholders next succeeding his or her election and until his or her successors shall have been duly elected an qualified. A director may be removed from office as provided in Article I, Section 10 of these Bylaws."

Purpose and Effect

         The Board of Directors believes that in order to attract and retain a sufficient number of qualified directors, the size of the Board must be increased. Currently, the Board of Directors consists of five members. Of these five members, Mr. Cleverly and Mr. Hilton are current employees of the Company and Mr. Hamberlin is the former Chief Executive Officer of the Company.

         An increase in the number of board members will allow the Company the flexibility to recruit additional outside directors that may provide the Company with business expertise in industries that are similar or complementary to the Company's homebuilding business. In addition, the Company currently does not have the ability to provide a seat of the Board of

Directors to an officer of another corporation should the Company decide to undertake a merger or acquisition, and expanding the Board would allow the Company to provide a director position to such an officer.

Required Vote

         The affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is required to approve the Amendment to the Company's Bylaws.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE AMENDMENT TO THE BYLAWS TO INCREASE THE AUTHORIZED NUMBER OF DIRECTORS.

                    RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

         The principal independent public accounting firm utilized by the Company during the fiscal year ended December 31, 1996 was Ernst and Young LLP, independent certified public accountants.

         On January 14, 1997, the Company's Board of Directors dismissed Ernst & Young LLP, and to replaced them with KPMG Peat Marwick LLP. KPMG Peat Marwick LLP served as the independent accountants for the Monterey Entities prior to the Merger described above. KPMG Peat Marwick LLP performed the audit of the Company's financial statements for the year ended December 31, 1996. A representative of KPMG Peat Marwick will attend the Annual Meeting for the purpose of responding to appropriate questions and will be afforded an opportunity to make a statement if the representative so desires.

         Ernst & Young LLP rendered unqualified reports with respect to the financial statements of the Company for the two most recent fiscal years. In addition, during the two most recent fiscal years there were no disagreements between the Company and Ernst & Young LLP with respect to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

                              STOCKHOLDER PROPOSALS

         The Board of Directors will consider nominations from stockholders to the class of directors whose terms expire at the 1998 Annual Meeting of Stockholders that are made in writing to the Secretary of the Company, are received at least 90 days prior to the 1998 Annual Meeting, and contain sufficient background information concerning the nominee to enable proper judgment to be made as to his or her qualifications, as more fully provided in the Company's Articles of Incorporation and Bylaws. Proposals of stockholders as to other matters intended to be presented at the 1998 Annual Meeting must be received by the Company by December 19, 1997 for inclusion in the Company's proxy materials relating to such Annual Meeting.

                                  OTHER MATTERS

         The Board of Directors does not intend to present at the Annual Meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties.

                              Monterey Homes Corporation


                              Larry W. Seay
                              Vice President - Finance, Chief Financial Officer, Secretary and Treasurer

May __, 1997

                                    EXHIBIT A
                                    ---------
                           MONTEREY HOMES CORPORATION
                                STOCK OPTION PLAN
                                -----------------


1.  ESTABLISHMENT, PURPOSE AND DEFINITIONS.
    ---------------------------------------

         a. The Stock Option Plan (the "Option Plan") of Monterey Homes (the "Company"), is hereby adopted. The Option Plan shall provide for the issuance of incentive stock options ("ISOs") and nonqualified stock options ("NSOs").

         b. The purpose of this Option Plan is to promote the long-term success of the Company by attracting, motivating and retaining key executives, consultants and directors (the "Participants") through the use of competitive long-term incentives which are tied to stockholder interests by providing incentives to the Participants in the form of stock options which offer rewards for achieving the long-term strategic and financial objectives of the Company.

         c. The Option Plan is intended to provide a means whereby Participants may be given an opportunity to purchase shares of Stock of the Company pursuant to (i) options which may qualify as ISOs under Section 422 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), or (ii) NSOs which may not so qualify.

         d. The term "Affiliates" as used in this Option Plan means parent or subsidiary corporations, as defined in Section 424(e) and
                  (f) of the Code (but substituting "the Company" for "employer corporation"), including parents or subsidiaries which become such after adoption of the Option Plan.

2.  ADMINISTRATION OF THE PLAN
    --------------------------

         a.       The Option  Plan  shall be  administered  by the  Compensation
                  Committee  (the   "Committee")   appointed  by  the  Board  of
                  Directors of the Company from time to time (the "Board").

         b. The Committee shall consist entirely of directors qualifying as "non-employee directors" as such term is defined in Rule 16b-3 promulgated by the Securities and Exchange Commission (the "Committee"). Members of the Committee shall serve at the pleasure of the Board.

         c. The Committee may from time to time determine which employees of the Company or its Affiliates or other individuals or entities (each an "option holder") shall be granted options under the Option Plan, the terms thereof (including without limitation determining whether the option is an incentive stock option and the times at which the options shall become exercisable), and the number of shares of Stock for which an option or options may be granted.

         d. If rights of the Company to repurchase Stock are imposed, the Board or the Committee may, in its sole discretion, accelerate, in whole or in part, the time for lapsing of any rights of the Company to repurchase shares of such Stock or forfeiture restrictions.

         e. If rights of the Company to repurchase Stock are imposed, the certificates evidencing such shares of Stock awarded hereunder, although issued in the name of the option holder concerned, shall be held by the Company or a third party designated by the Committee in escrow subject to delivery to the option holder or to the Company at such times and in such amounts as shall be directed by the Board under the terms of this Option Plan. Share certificates representing Stock which is subject to repurchase rights shall have imprinted or typed thereon a legend or legends summarizing or referring to the repurchase rights.

         f. The Board or the Committee shall have the sole authority, in its absolute discretion, to adopt, amend and rescind such rules and regulations, consistent with the provisions of the Option Plan, as, in its opinion, may be advisable in the administration of the Option Plan, to construe and interpret the Option Plan, the rules and regulations, and the instruments evidencing options granted under the Option Plan and to make all other determinations deemed necessary or advisable for the administration of the Option Plan. All decisions, determinations and interpretations of the Committee shall be binding on all option holders under the Option Plan.

3.  STOCK SUBJECT TO THE PLAN
    -------------------------

         a. "Stock" shall mean Common Stock of the Company or such stock as may be changed as contemplated by Section 3(c) below. Stock shall include shares drawn from either the Company's authorized but unissued shares of Common Stock or from reacquired shares of Common Stock, including without limitation shares repurchased by the Company in the open market. The maximum shares of Common Stock that can be issued under this Option Plan is 225,000 shares, and the maximum shares of Common Stock that can be issued to any one person under this Option Plan is 50,000 shares.

         b. Options may be granted under the Option Plan from time to time to eligible persons. Stock options awarded pursuant to the Option Plan which are forfeited, terminated, surrendered or canceled for any reason prior to exercise shall again become available for grants under the Option Plan (including any option canceled in accordance with the cancellation regrant provisions of Section 6 (f) herein).

         c. If there shall be any changes in the Stock subject to the Option Plan, including Stock subject to any option granted hereunder, through merger, consolidation, recapitalization, reorganization, reincorporation, stock split, reverse stock split, stock dividend, combination or reclassification of the Company's Stock or other similar events, an appropriate adjustment shall be made by the Committee in the number of shares of Stock. Consistent with the foregoing, in the event that the outstanding Stock is changed into another class or series of capital stock of the Company, outstanding option to purchase Stock granted under the Option Plan shall become options to purchase such other class or series and the provisions of this Section 3(c) shall apply to such new class or series.

         d. The aggregate number of shares of Stock approved by the Option Plan may not be exceeded without amending the Option Plan and obtaining stockholder approval within twelve months of such amendment.

4.  ELIGIBILITY
    -----------

         Persons who shall be eligible to receive stock options granted under the Option Plan shall be those individuals and entities as the Committee in its discretion determines should be awarded such incentives given the best interests of the Company; provided, however, that (i) ISOs may only be granted to employees of the Company and its Affiliates and (ii) any person holding capital stock possessing more than 10% of the total combined voting power of all classes of Stock of the Company or any Affiliate shall not be eligible to receive ISOs unless the exercise price per share of Stock is at least 110% of the fair market value of the Stock on the date the option is granted.

5.       EXERCISE PRICE FOR OPTIONS GRANTED UNDER THE PLAN
         -------------------------------------------------

         a. All ISOs and the majority of NSOs will have option exercise prices per option share not less than the fair market value of a share of the Stock on the date the option is granted, except that in the case of ISOs granted to any person possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate the price shall be not less than 110% of such fair market value. The price of ISOs or NSOs granted under the Option Plan shall be subject to adjustment to the extent provided in Section 3(c) above.

         b. The fair market value on the date of grant shall be determined based upon the closing price on an exchange on that day or, if the Stock is not listed on an exchange, on the average of the closing bid and asked prices in the Over the Counter Market on that day.

6.  TERMS AND CONDITIONS OF OPTIONS
    -------------------------------

         a. Each option granted pursuant to the Option Plan shall be evidenced by a written stock option agreement (the "Option Agreement") executed by the Company and the person to whom such option is granted. The Option Agreement shall designate whether the option is an ISO or an NSO.

         b. The term of each ISO and NSO shall be no more than 10 years, except that the term of each ISO issued to any person possessing more than 10% of the voting power of all classes of stock of the Company or any Affiliate shall be no more than 5 years. Subsequently issued options, if Stock becomes available because of further allocations or the lapse of previously outstanding options, will extend for terms determined by the Board or the Committee but in no event shall an ISO be exercised after the expiration of 10 years from the date of its grant.

         c. In the case of ISOs, the aggregate fair market value (determined as of the time such option is granted) of the Stock to which ISOs are exercisable for the first time by such individual during any calendar year (under this Option Plan and any other plans of the Company or its Affiliates if any) shall not exceed the amount specified in Section 422(d) of the Internal Revenue Code, or any successor provision in effect at the time an ISO becomes exercisable.

         d. The Option Agreement may contain such other terms, provisions and conditions regarding vesting, repurchase or other provisions as may be determined by the Committee. To the extent such terms, provisions and conditions are inconsistent with this Option Plan, the specific provisions of the Option Plan shall prevail. If an option, or any part thereof, is intended to qualify as an ISO, the Option Agreement shall contain those terms and conditions which the Committee determine are necessary to so qualify under Section 422 of the Internal Revenue Code.

         e. The Committee shall have full power and authority to extend the period of time for which any option granted under the Option Plan is to remain exercisable following the option holder's cessation of service as an employee, director or consultant, including without limitation cessation as a result of death or disability; provided, however, that in no event shall such option be exercisable after the specified expiration date of the option term.

         f. As a condition to option grants under the Option Plan, the option holder agrees to grant the Company the repurchase rights as Company may at its option require and as may be set forth in a separate repurchase agreement. Any option granted under the Option Plan may be subject to a vesting schedule as provided in the Option Agreement and, except as provided in this Section 6 herein, only the vested portion of such option may be exercised at any time during the Option Period. All rights to exercise any option shall lapse and be of no further effect whatsoever immediately if the option holder's service as an employee is terminated for "Cause" (as hereinafter defined) or if the option holder voluntarily terminates the option holder's service as an employee. The unvested portion of the option will lapse and be of no further effect immediately upon any termination of employment of the option holder for any reason. In the remaining cases where the option holder's service as an employee is terminated due to death, permanent disability, or is terminated by the Company (or its affiliates) without Cause at any time, unless otherwise provided by the Committee, the vested portion of the option will extend for a period of three (3) months following the termination of employment and shall lapse and be of no further force or effect whatsoever only if it is not exercised before the end of such three (3) month period. "Cause" shall be defined in an Employment Agreement between Company and option holder and if none there shall be "Cause" for termination if
                  (i) the option holder is convicted of a felony, (ii) the option holder engages in any fraudulent or other dishonest act to the detriment of the Company, (iii) the option holder fails to report for work on a regular basis, except for periods of authorized absence or bona fide illness, (iv) the option holder misappropriates trade secrets, customer lists or other proprietary information belonging to the Company for the option holder's own benefit or for the benefit of a competitor, (v) the option holder engages in any willful misconduct designed to harm the Company or its stockholders, or (vi) the option holder fails to perform properly assigned duties.

         g. No fractional shares of Stock shall be issued under the Option Plan, whether by initial grants or any adjustments to the Option Plan.

7.  USE OF PROCEEDS
    ---------------

         Cash proceeds realized from the sale of Stock under the Option Plan shall constitute general funds of the Company.

8.  AMENDMENT, SUSPENSION OR TERMINATION OF PLAN
    --------------------------------------------

         a. The Board may at any time suspend or terminate the Option Plan, and may amend it from time to time in such respects as the Board may deem advisable provided that (i) such amendment, suspension or termination complies with all applicable state and federal requirements and requirements of any stock exchange on which the Stock is then listed, including any applicable requirement that the Option Plan or an amendment to the Option Plan be approved by the stockholders, and (ii) the Board shall not amend the Option Plan to increase the maximum number of shares of Stock subject to ISOs under the Option Plan or to change the description or class of persons eligible to receive ISOs under the Option Plan without the consent of the stockholders of the Company sufficient to approve the Option Plan in the first instance. The Option Plan shall terminate on the earlier of (i) tenth anniversary of the Plan's approval or (ii) the date on which no additional shares of Stock are available for issuance under the Option Plan.

         b. No option may be granted during any suspension or after the termination of the Option Plan, and no amendment, suspension or termination of the Option Plan shall, without the option holder's consent, alter or impair any rights or obligation under any option granted under the Option Plan.

         c. The Committee, with the consent of affected option holders, shall have the authority to cancel any or all outstanding options under the Option Plan and grant new options having an exercise price which may be higher or lower than the exercise price of canceled options.

         d. Nothing contained herein shall be construed to permit a termination, modification or amendment adversely affecting the rights of any option holder under an existing option theretofore granted without the consent of the option holder.

9.  ASSIGNABILITY OF OPTIONS AND RIGHTS
    -----------------------------------

         Each ISO and NSO granted pursuant to this Option Plan shall, during the option holder's lifetime, be exercisable only by the option holder, and neither the option nor any right to purchase Stock shall be transferred, assigned or pledged by the option holder, by operation of law or otherwise, other than be will upon a beneficiary designation executed by the option holder and delivered to the Company or the laws of descent and distribution.

10.  PAYMENT UPON EXERCISE
     ---------------------

         Payment of the purchase price upon exercise of any option or right to purchase Stock granted under this Option Plan shall be made by giving the Company written notice of such exercise, specifying the number of such shares of Stock as to which the option is exercised. Such notice shall be accompanied by payment of an amount equal to the Option Price of such shares of Stock. Such payment may be (i) cash, (ii) by check drawn against sufficient funds, (iii) such other consideration as the Committee, in its sole discretion, determines and is consistent with the Option Plan's purpose and applicable law, or (iv) any combination of the foregoing. Any Stock used to exercise options to purchase Stock (including Stock withheld upon the exercise of an option to pay the purchase price of the shares of Stock as to which the option is exercised) shall be valued in accordance with procedures established by the Committee. If accepted by the Committee in its discretion, such consideration also may be paid through a broker-dealer sale and remittance procedure pursuant to which the option holder (i) shall provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the purchased Stock and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate option price payable for the purchased Stock plus all applicable Federal and State income and employment taxes required to be withheld by the Company in connection with such purchase and (ii) shall provide written directives to the Company to deliver the certificates for the purchased Stock directly to such brokerage firm in order to complete the sale transaction.

11.  WITHHOLDING TAXES
     -----------------

         a. Shares of Stock issued hereunder shall be delivered to an option holder only upon payment by such person to the Company of the amount of any withholding tax required by applicable federal, state, local or foreign law. The Company shall not be required to issue any Stock to an option holder until such obligations are satisfied.

         b. The Committee may, under such terms and conditions as it deems appropriate, authorize an option holder to satisfy withholding tax obligations under this Section 11 by surrendering a portion of any Stock previously issued to the option holder or by electing to have the Company withhold shares of Stock from the Stock to be issued to the option holder, in each case having a fair market value equal to the amount of the withholding tax required to be withheld.

12.  RATIFICATION
     ------------

         This Option Plan and all options issued under this Option Plan shall be void unless this Option Plan is or was approved or ratified by (i) the Board; and (ii) a majority of the votes cast at a stockholder meeting at which a quorum representing at least a majority of the outstanding shares of Stock is (either in person or by proxy) present and voting on the Option Plan within twelve months of the date this Option Plan is adopted by the Board. No ISOs shall be exercisable prior to the date such stockholder approval is obtained.

13.  CORPORATE TRANSACTIONS
     ----------------------

         a. For the purpose of this Section 13, a "Corporate Transaction" shall include any of the following stockholder-approved transactions to which the Company is a party: (i)a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Company's incorporation;
                  (ii) the sale, transfer or other disposition of all or substantially all of the assetsof the Company in liquidation or dissolution of the Company; or
                  (iii) any reverse merger in which the Company is the surviving entity but in which beneficial ownership of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to holders different from those who held such securities immediately prior to such merger.

         b. Upon the occurrence of a Corporate Transaction, if the surviving corporation or the purchaser, as the case may be, does not assume the obligations of the Company under the Option Plan, then irrespective of the vesting provisions contained in individual option agreements, all outstanding options shall become immediately exercisable in full and each option holder will be afforded an opportunity to exercise their options prior to the consummation of the merger or sale transaction so that they can participate on a pro rata basis in the transaction based upon the number of shares of Stock purchased by them on exercise of options if they so desire. To the extent that the Option Plan is unaffected and assumed by the successor corporation or its parent company a Corporate Transaction will have no effect on outstanding options and the options shall continue in effect according to their terms.

         c. Each outstanding option under this Option Plan which is assumed in connection with the Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued to the option holder in connection with the consummation of such Corporate Transaction had such person exercised the option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the option price payable per share, provided the aggregate option price payable for such securities shall remain the same. In addition, the class and number of securities available for issuance under this Option Plan following the consummation of the Corporate Transaction shall be appropriately adjusted.

         d. The grant of options under this Option Plan shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

14.  REGULATORY APPROVALS
     --------------------

         The obligation of the Company with respect to Stock issued under the Plan shall be subject to all applicable laws, rules and regulations and such approvals by any governmental agencies or stock exchanges as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Stock under the Plan until such time as any legal requirements or regulations have been met relating to the issuance of Stock, to their registration or qualification under the Securities Exchange Act of 1934, if applicable, or any applicable state securities laws, or to their listing on any stock exchange at which time such listing may be applicable.

15.  NO EMPLOYMENT/SERVICE RIGHTS
     ----------------------------

         Neither the action of the Company in establishing this Option Plan, nor any action taken by the Board or the Committee hereunder, nor any provision of this Option Plan shall be construed so as to grant any individual the right to remain in the employ or service of the

         Company (or any parent, subsidiary or affiliated corporation) for any period of specific duration, and the Company (or any parent, subsidiary or affiliated corporation retaining the services of such individual) may terminate or change the terms of such individual's employment or service at any time and for any reason, with or without cause.

16.  MISCELLANEOUS PROVISIONS
     ------------------------

         a. The provisions of this Option Plan shall be governed by the laws of the State of Arizona, as such laws are applied to contracts entered into and performed in such State, without regard to its rules concerning conflicts of law.

         b. The provisions of this Option Plan shall insure to the benefit of, and be binding upon, the Company and its successors or assigns, whether by Corporate Transaction or otherwise, and the option holders, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.

         c. The option holders shall have no divided rights, voting rights or any other rights as a stockholder with respect to any options under the Option Plan prior to the issuance of a stock certificate for such Stock.

         d. If there is a conflict between the terms of any employment agreement pursuant to which options under this Plan are to be granted and the provisions of this Plan, the terms of the employment agreement shall prevail

          This Proxy is Solicited on Behalf of the Board of Directors

                           MONTEREY HOMES CORPORATION
                      1997 ANNUAL MEETING OF STOCKHOLDERS

         The undersigned hereby appoints William W. Cleverly and Steven J. Hilton, or any one of them acting in the absence of the other with full powers of substitution, the true and lawful attorneys and proxies for the undersigned and to vote, as designated below, all shares of Common Stock of MONTEREY HOMES CORPORATION (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Shareholders (the "Meeting") to be held on Tuesday, July 29, 1997, at 9:00 a.m., Arizona Time, at The Arizona Club, 7150 East Camelback Road, Suite 500, Scottsdale, Arizona, 85251 and at any and all adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote, if then and there personally present, on the matters set forth below:

       (Continued, and to be marked, dated and signed, on the other side)

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

                                                                                                                    Please mark
                                                                                                                   your votes as [X]
                                                                                                                    indicated in
                                                                                                                    this example
                                               WITHHELD
                                        FOR    FOR ALL
1. ELECTION OF TWO DIRECTORS:           [ ]      [ ]                                THIS  PROXY  WILL BE VOTED AS  DIRECTED  OR,  IF
   VOTE FOR nominees listed below                                                   CONTRARY  DIRECTION IS INDICATED,  WILL BE VOTED
                                                                                    FOR  THE  ELECTION  OF  DIRECTOR  NOMINEES,  FOR
   Robert G. Shriver                                                                APPROVAL OF THE COMPANY'S  STOCK OPTION PLAN AND
   C. Timothy White                                                                 FOR APPROVAL OF THE  AMENDMENT TO THE  COMPANY'S
                                                                                    BYLAWS,  AND AS SAID PROXIES  DEEM  ADVISABLE ON
                                                                                    SUCH  OTHER  MATTERS  AS  MAY  COME  BEFORE  THE
                                                                                    MEETING.


WITHHELD FOR:(Write that nominee's name in the space povided below.)

________________________________________________________________________________


2.  APPROVAL OF THE MONTEREY HOMES      FOR    AGAINST                                       ______
    CORPORATION STOCK OPTION PLAN       [ ]      [ ]                                                |
                                                                                                    |
                                                                                                    |

3.  APPROVAL OF AMENDMENT TO THE COMPANY'S BYLAWS      FOR    AGAINST
    TO INCREASE NUMBER OF AUTHORIZED DIRECTORS         [ ]      [ ]
    FROM THE FIVE TO UP TO NINE



Signature ___________________________________________Signature ___________________________________________Date______________________
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor,  administrator, trustee or guardian, please give full title as such.
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